UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2004

Sea Pines Associates, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-17517	57-0845789

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Greenwood Drive, Hilton Head Island, South Carolina	29928

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 785-3333

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Newsletter to shareholders

Item 12. Results of Operations and Financial Condition.

      On January 9, 2004, the registrant distributed to its shareholders a newsletter containing information regarding the registrant’s results of operations and financial condition. A copy of the newsletter is attached as Exhibit 99.1.

2

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sea Pines Associates, Inc.

(Registrant)

Date	January 9, 2004	/s/ Michael E. Lawrence

Michael E. Lawrence, Chief Executive Officer

EXHIBIT INDEX

Number

99.1	Newsletter to shareholders of the registrant